Results from VELOUR, a Phase 3 Study Of Aflibercept Versus Placebo In Combination With FOLFIRI For The Treatment Of Patients With Previously Treated Metastatic Colorectal Cancer

Results from Prespecified Subgroup Analyses

Josep Tabernero*,
E. Van Cutsem, R. Lakomy, J. Prausova, P. Ruff, G. Van Hazel, V. Moiseyenko, D. Ferry, J. Mckendrick, K. Soussan-Lazard, E. Boelle, C. Allegra, on the behalf of the VELOUR investigators

* Vall d'Hebron University Hospital / Barcelona/ Spain

Aflibercept



1
2
3
4
5
6
7
1
2
3
4
5
6
7
Fc
IgG1
Aflibercept
VEGFR-1
VEGFR-2

- Fusion protein of key domains from human VEGF receptors 1 and 2 with human IgG Fc[1]
- Blocks all human VEGF-A isoforms, VEGF-B and placental growth factor (PlGF)[2]
- High affinity—binds VEGF-A and PlGF more tightly than native receptors
- Contains human amino acid sequences[1]

1. Adapted from Holash. Proc Natl Acad Sci. 2002;99:11393–11398. 2. Adapted from Tew. Clin Cancer Res. 2010;16:358–366.

VELOUR Study Design


Metastatic Colorectal Cancer
Stratification factors:
- ECOG PS (0 vs 1 vs 2)
- Prior bevacizumab (Y/N)
RANDOMIZE
600
1:1
600
Aflibercept 4 mg/kg IV, day 1
+ FOLFIRI
q2 weeks
Disease Progression
Death
Placebo IV, day 1
+ FOLFIRI
q2 weeks

Primary endpoint: Overall survival

Sample size determination: Sized to demonstrate a HR of 0.8 with 90% power and a 2-sided type I error of 0.05.

Final analysis of OS: Analyzed at 863th death event using a 2-sided nominal significance level of 0.0466 (α spending function)

Overall Survival, ITT Population


Symbol=Censor
Placebo/FOLFIRI
Median = 12.06 months
Aflibercept/FOLFIRI
Median = 13.50 months
Stratified HR=0.817 [95.34%CI, 0.713-0.937]
Log-rank p = 0.0032
Kaplan-Meier Estimate
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
33
36
39
Time (Months)

Number at Risk											
Placebo	614	573	485	401	286	193	131	87	51	31	14
AFLI	612	566	498	416	311	216	148	104	75	49	33

Survival probability (%)					
Placebo	79.1	50.3	30.9	18.7	12.0
AFLI	81.9	56.1	38.5	28.0	22.3

Cut-off date = February 7, 2011; Median follow-up = 22.28 months

Presented at ESMO/WCGC meeting 2011, Barcelona: Abstract O-0024

Secondary Endpoints

Progression Free Survival

ITT Population


Symbol=Censor
Placebo/FOLFIRI Median = 4.67 months
Aflibercept/FOLFIRI Median = 6.90 months
Stratified HR=0.758 [99.99%CI = 0.578-0.995]
Log-rank p = 0.00007
Kaplan-Meier Estimate
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 3 6 9 12 15 18 21 24 27 30
Number at Risk
Time (Months)
Placebo 614 355 171 94 46 24 9
AFLI 612 420 247 99 43 17 7

Overall Response Rate

Evaluable Population

	Placebo N = 530	Aflibercept N = 531
ORR (%)	11.1	19.8
95% CI	8.5 to 13.8	16.4 to 23.2
	p= 0.0001	

Presented at ESMO/WCGC meeting 2011, Barcelona: Abstract O-0024

Pre-specified Subgroup Analyses

- Goal: to confirm consistency of the effect of aflibercept on OS and PFS

- Methodology: impact assessment on pre-specified subgroups:
  - Stratification factors
    - ECOG PS, Prior bevacizumab
  - Baseline characteristics
    - Age, gender, geographic region
    - Prior hypertension, number of metastatic sites, disease confined to liver, location of primary tumor

Methodology for Prespecified Subgroups Analyses

- For each parameter, a Cox Proportional Hazard Model was used for the overall population, including the parameter, the treatment effect and the treatment by parameter interaction.
- Interactions between treatment and each subgroup were tested at the 2-sided 10% level
  - ie, a p-value > 0.1 indicates no evidence of heterogeneity of treatment effect across the subgroups for each factor.
- Within each subgroup, the treatment effect hazard ratio and its (1-α)% confidence intervals were estimated using a Cox Proportional Hazard model on patients of this subgroup.
- Safety was analyzed according to prior treatment with bevacizumab

Overall Survival
by Stratification Factors – ITT Population

Strata (as per IVRS)	N=	HR [95.34% CI]
All patients	1226	0.817 (0.713 to 0.937)
ECOG PS=0	699	0.768 (0.635 to 0.928)
ECOG PS=1	500	0.869 (0.71 to 1.063)
ECOG PS=2	27	0.978 (0.43 to 2.221)
No prior bevacizumab	853	0.788 (0.669 to 0.927)
Prior bevacizumab	373	0.862 (0.673 to 1.104)


Favors Aflibercept
Favors Placebo
P-values of interaction
ECOG:
p=0.567
Prior
bevacizumab:
p=0.723
0
1
2
3
Hazard Ratio

ECOG: Eastern Cooperative Oncology Group
IVRS: Interactive Voice Response System
HR: Hazard Ratio

Overall Survival
by Demographic Characteristics – ITT Population

Subgroups	N=	HR [95.34% CI]
All patients	1226	0.817 (0.713 to 0.937)
Age <65	783	0.796 (0.67 to 0.945)
Age >=65	443	0.853 (0.682 to 1.066)
Male	718	0.83 (0.696 to 0.989)
Female	508	0.776 (0.625 to 0.963)
Western Europe	425	0.891 (0.712 to 1.114)
Eastern Europe	297	0.697 (0.519 to 0.934)
North America	138	0.691 (0.442 to 1.079)
South America	118	0.838 (0.53 to 1.324)
Other countries	248	0.891 (0.67 to 1.186)



Favors Aflibercept
Favors Placebo
P-values of interaction
Age: p=0.683
Gender: p=0.594
Region: p=0.653
0
1
2
Hazard Ratio

Cutoff date = 7 FEBRUARY 2011

Note: HR : Hazard Ratio

Other countries = Australia, New Zealand, South Africa and Korea

Overall Survival
by Baseline Characteristics – ITT Population

Subgroups	N=	HR [95.34% CI]	P-values of interaction
All patients	1226	0.817 (0.713 to 0.937)	
No prior hypertension	692	0.883 (0.74 to 1.054)	Prior hypertension: p=0.131
Prior hypertension	534	0.714 (0.577 to 0.884)	
Number of organs with metastasis <=1	535	0.767 (0.618 to 0.953)	Number of organs with metastasis: p=0.699
Number of organs with metastasis >1	691	0.825 (0.692 to 0.982)	
No liver metastasis, or liver and other metastases	927	0.868 (0.742 to 1.015)	Liver metastases only: p=0.090
Liver metastasis only	299	0.649 (0.492 to 0.855)	
Colon/Rectosigmoid/Other	855	0.818 (0.695 to 0.963)	Location of primary tumor: p=0.890
Rectum	371	0.806 (0.629 to 1.031)	



Favors Aflibercept
Favors Placebo
0
1
2
Hazard Ratio

Cutoff date = 06 MAY 2010

Note: HR : Hazard Ratio

Progression Free Survival
by Stratification Factors – ITT Population

Strata (as per IVRS)	N=	HR [95% CI]
All patients	1226	0.758 (0.661 to 0.869)
ECOG PS=0	699	0.761 (0.633 to 0.913)
ECOG PS=1	500	0.749 (0.607 to 0.923)
ECOG PS=2	27	0.618 (0.259 to 1.475)
No prior bevacizumab	853	0.797 (0.679 to 0.936)
Prior bevacizumab	373	0.661 (0.512 to 0.852)


Favors Aflibercept
Favors Placebo
0
1
2
Hazard Ratio

P values of interaction

ECOG PS: p=0.196

Prior bevacizumab: p=0.695

Cutoff date = 06 MAY 2010

Note: HR : Hazard Ratio

Progression Free Survival
by Demographic Characteristics – ITT Population

Subgroups	N=	HR [95% CI]
All patients	1226	0.758 (0.661 to 0.869)
Age <65	783	0.765 (0.645 to 0.909)
Age >=65	443	0.748 (0.598 to 0.936)
Male	718	0.769 (0.645 to 0.917)
Female	508	0.733 (0.593 to 0.908)
Western Europe	425	0.778 (0.624 to 0.97)
Eastern Europe	297	0.688 (0.51 to 0.929)
North America	138	0.536 (0.344 to 0.837)
South America	118	0.666 (0.424 to 1.045)
Other countries	248	0.926 (0.695 to 1.235)


Favors Aflibercept
Favors Placebo
P-values of interaction
Age: p=0.929
Gender: p=0.712
Region: p=0.325
0
1
2
Hazard Ratio

Cutoff date = 06 MAY 2010

Note: HR : Hazard Ratio

Other countries = Australia, New Zealand, South Africa and Korea

Progression Free Survival
by Baseline Characteristics – ITT Population

Subgroups	N=	HR [95% CI]
All patients	1226	0.758 (0.661 to 0.869)
No prior hypertension	692	0.736 (0.616 to 0.88)
Prior hypertension	534	0.761 (0.616 to 0.94)
Number of organs with metastasis <=1	535	0.655 (0.527 to 0.815)
Number of organs with metastasis >1	691	0.822 (0.69 to 0.979)
No liver metastasis, or liver and other metastases	927	0.839 (0.719 to 0.98)
Liver metastasis only	299	0.547 (0.413 to 0.725)
Colon/Rectosigmoid/Other	855	0.71 (0.603 to 0.836)
Rectum	371	0.881 (0.689 to 1.127)



Favors Aflibercept
Favors Placebo
0
1
2
Hazard Ratio

P-values of interaction

- Prior hypertension: p=0.788
- Number of organs with metastasis: p=0.146
- Liver metastases only: p=0.008
- Location of primary tumor: p=0.153

Cutoff date = 06 MAY 2010

Note: HR : Hazard Ratio

Prior Treatment with Bevacizumab Number of Patients

	Placebo/FOLFIRI N=614	Aflibercept/FOLFIRI N = 612
Yes	187 (30.5%)	186 (30.4)
No	427 (69.5%)	426 (69.6%)

Overall Survival: Patients with or without Prior Treatment with Bevacizumab - ITT Population

	Placebo/ FOLFIRI Median (mos) N = 614	Aflibercept/FOLFIRI Median (mos) N = 612	P-value for interaction
All Patients	12.1	13.5	**All Patients**
Prior BEV			
No	12.4	13.9	0.7231
Yes	11.7	12.5	

Interaction between "treatment arm" and "prior bevacizumab" factor was **not** significant at the 2-sided 10% level (p = 0.7231).

Improvement in OS was consistent regardless of prior treatment with bevacizumab

Overall Survival, Patients with Prior Treatment with Bevacizumab - ITT Population



Symbol=Censor
Placebo/FOLFIRI
Median = 11.7 months
Aflibercept/FOLFIRI
Median = 12.5 months
HR: 0.862 [95.34%CI: 0.673-1.104]
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
33
36
Time (Months)

Number at Risk

Placebo	187	170	138	115	81	54	37	22	13
AFLI	186	178	150	121	89	59	36	22	13

Progression Free Survival, Patients with or without Prior Treatment with Bevacizumab - ITT Population

	Placebo/ FOLFIRI Median (mos) N = 614	Aflibercept/FOLFIRI Median (mos) N = 612	P value for interaction
All Patients	4.7	6.9	
Prior BEV			
No	5.4	6.9	0.6954
Yes	3.9	6.7	

Interaction between "treatment arm" and "prior bevacizumab" factor was **not** significant at the 2-sided 10% level (p = 0.6954).

Improvement in PFS was consistent regardless of prior treatment with bevacizumab

Progression Free Survival, Patients with Prior Treatment with Bevacizumab - ITT Population



Symbol=Censor
Placebo/FOLFIRI
Median = 3.9 months
Aflibercept/FOLFIRI
Median = 6.7 months
HR: 0.661 [95%CI: 0.512-0.852]
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
24
27
30
Time (Months)

Number at Risk							
Placebo	187	96	33	19	8	6	2
AFLI	186	124	66	23	7	3	2

Safety – Anti-VEGF Associated Events Overall Population

Safety population, % of patients	Placebo/FOLFIRI N = 605		Aflibercept/FOLFIRI N = 611	
Grouped Term, PT	All Grade	Grade 3/4	All Grade	Grade 3/4
Proteinuria*	40.7	1.2	62.2	7.9
Hypertension	10.7	1.5	41.4	19.3
Haemorrhage	19.0	1.7	37.8	2.9
Epistaxis	7.4	0	27.7	0.2
GI origin	5.1	1.0	10.0	2.0
Dysphonia (PT)	3.3	0	25.4	0.5
Headache (PT)	8.8	0.3	22.3	1.6
Venous thromboembolic event	7.3	6.3	9.3	7.9
Pulmonary embolism	3.5	3.5	4.7	4.7
Arterial thromboembolic event	1.5	0.5	2.6	1.8
Fistula	0.5	0.2	1.5	0.3
Compromized wound healing	0.8	0	0.5	0.3
GI perforation	0.5	0.3	0.5	0.5

*Systematic pre-dosing urine spot urinalysis

Safety – Anti-VEGF Associated Events By Prior Treatment with Bevacizumab

Safety population, % of patients	Patients Receiving Aflibercept: No prior bevacizumab N =424		Patients Receiving Aflibercept: Prior bevacizumab N =187	
Grouped Term, PT	All Grade	Grade 3/4	All Grade	Grade 3/4
Proteinuria*	62.5		61.5	
Hypertension	42.2	20.5	39.6	19.9
Haemorrhage	37.3	2.8	39.0	3.2
Epistaxis	26.4	0.2	30.5	0
GI origin	9.9	1.7	10.2	2.7
Dysphonia (PT)	27.8	0.5	19.8	0.5
Headache (PT)	23.1	1.9	20.3	1.1
Venous thromboembolic event	9.0	7.8	10.2	8.0
Pulmonary embolism	5.4	5.4	2.7	2.7
Arterial thromboembolic event	2.4	1.7	3.2	2.1
Fistula	1.9	0.5	0.5	0
Compromized wound healing	0.2	0.2	1.1	0.5
GI perforation	0.7	0.7	0	0

*Systematic pre-dosing urine spot urinalysis

Conclusions

Adding aflibercept to FOLFIRI in mCRC patients previously treated with oxaliplatin based regimen resulted in OS and PFS benefits that are both statistically significant and clinically meaningful (ESMO/WCGC 2011, Barcelona, Abstract O-0024) **:**

- OS: HR=0.817 [95.34%CI, 0.713-0.937], p = 0.0032
- PFS: HR=0.758 [99.99%CI, 0.578-0.995], p=0.00007

Pre-planned subgroup analyses supported consistency and robustness of the efficacy results across all domains, including prior treatment with bevacizumab.

Prior treatment with bevacizumab does not appear to significantly impact the safety profile of aflibercept

Acknowledgements

Thank you to all patients, their families and all the investigators who participated:

Argentina
- Batagelj E
- Escudero M
- Costanzo M.V

Australia
- Shannon J
- Parnis F
- McKendrick J
- Marx G
- Desai J
- Ng S
- Van Hazel G

Austria
- Scheithauer w

Belgium
- Peeters M
- Van Laethem JL
- Van Cutsem E
- Humblet Y
- Delaunoit T
- d'Haens G
- Hendlisz A

Brazil
- Cubero D
- Vinholes,J
- Oliveira M
- Jobim De Azevedo S
- Prolla G
- Hoff P
- Azevedo F
- Vieira F

Chile
- Villanueva L
- Orlandi F
- Vogel C

Chile (cont'd)
- Loredo E
- Barajas O

Czeck Republic
- Lakomy R
- Kiss I
- Prausova J

Denmark
- Pfeiffer P
- Yilmaz M

Estonia
- Leppik K
- Jõgi T

France
- Metges JP
- Faroux R

Germany
- Schmoll HJ
- Meiler J
- Welslau M
- Kroning H
- Karthaus M

Greece
- Georgoulias V
- Samantas E
- Kalofonos H
- Papakostas P
- Efremidis A

Italy
- Di Bartolomeo M
- Zampino M

Italy (cont'd)
- Gozza A
- Aglietta M
- Frustaci S
- Maiello E
- Santoro A

Netherlands
- Van der Velden A
- Kok T
- Erdkamp F
- Leeksma O.C
- Ten Tije A.J

New Zealand
- Thompson P
- Jeffery M

Norway
- Guren T
- Sorbye H
- Birkemeyer E.M

Poland
- Filipczyk-Cisarz E
- Wojcik E
- Dowgier-Witczak I
- Zander I
- Slomian G
- Koralewski P

Puerto Rico
- Baez-Diaz L

Romania
- Gutulescu N
- Stanculeanu D

Romania (cont'd)
- Mihailov A
- Curca R
- Volovat C
- Iorga P

Russia
- Tjulandin S
- Biakhov M
- Moiseyenko V
- Roman L
- Gorbunova V
- Orlova R

South Africa
- Ruff P
- Slabber C FS
- Raats J
- Mall R
- Malan J
- Bouwer J
- Pirjol A

South Korea
- Kim S Y
- Park Y S
- Oh D Y
- Kim T W
- Shin S J

Spain
- Tabernero J
- Lopez G
- Gravalos C

Spain (cont'd)
- Bellmunt J
- Cantos B
- Merino S

Sweden
- Glimelius B
- Karimi M
- Flygare P

Turkey
- Buyukberber S
- Oksuzoglu B
- Abali H

Ukraine
- Vinnik Y
- Basheyev V
- Bondarenko I
- Datsenko O

United Kingdom
- Samuel L
- Valle J
- Glynne-Jones R
- Bridgewater J
- Cunningham D
- Ross P
- Propper D
- Ferry D
- Hickish T

Acknowledgements

Thank you to all patients, their families and all the investigators who participated:

United States

- Radford J
- Atkins J
- Polikoff J
- Hantel A
- Gross H
- Julian T
- Guarino M
- Fuloria J
- Kirshner J
- Wade J
- Flynn P
- Reiling R
- Salmon S
- George T
- Mitchell E
- Robin E
- Choksi J
- Resta R
- d'Andre S
- Lee F.C
- Sigal D
- Birhiray R
- Stella P
- Wallmark J

NSABP, M. Guarino for US investigators coordination

United States (cont'd)

- Gousse R
- Charu V
- Van Veldhuizen P
- Thomas A
- Cosgriff T
- Geils Jr G
- Vrindavanam N
- Armas A
- Weiner R
- Nadeem A
- Skinner W
- Lin E
- Haghighat P
- Wong L
- Pandit L
- Fehrenbacher L
- Del Prete S
- Manges R
- Daugherty J.P
- Shearer H
- Fink M
- Ghraowi M.A

Disclosure

This study (NCT00561470) was funded by sanofi. Aflibercept is being developed in oncology in a partnership between Regeneron and sanofi.